UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 28, 2023

Mallinckrodt plc

(Exact name of registrant as specified in its charter)

Ireland	001-35803	98-1088325
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

College Business & Technology Park, Cruiserath,
Blanchardstown, Dublin 15, Ireland

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code:  +353 1 696 0000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)

Ordinary shares, par value $0.01 per share	MNK	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 28, 2023, Mallinckrodt plc (the “Company”) was notified by the staff of NYSE Regulation that NYSE Regulation has determined to commence proceedings to delist the ordinary shares, par value $0.01 per share, of the Company from the NYSE American LLC (“NYSE American”) and that trading in the Company’s ordinary shares will be suspended immediately.

NYSE Regulation advised that it has determined that the Company is no longer suitable for listing and will commence delisting proceedings pursuant to Section 1003(c)(iii) of the NYSE American Company Guide in light of the Company’s disclosure on August 28, 2023 that the Company and certain of its subsidiaries voluntarily initiated proceedings (“Chapter 11 Cases”) under chapter 11 of title 11 of the United States Code (“Bankruptcy Code”) in the U.S. Bankruptcy Court for the District of Delaware (“Bankruptcy Court”). NYSE Regulation noted that the Company’s Restructuring Support Agreement, entered into on August 23, 2023, provides for the cancellation of the Company’s ordinary shares for no consideration.

Important information about the Chapter 11 Cases, including court filings and other information, are available on a separate website administrated by the Company’s claims agent, Kroll, at https://restructuring.ra.kroll.com/mallinckrodt2023. Such information may be filed with the Bankruptcy Court without the filing of an accompanying Current Report on Form 8-K. This website contains third-party content and is provided for convenience only. The documents and other information available on this website are not incorporated by reference into, and do not constitute a part of, this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MALLINCKRODT PLC

	By:	/s/ Mark Tyndall
Mark Tyndall
Executive Vice President , Chief Legal Officer & Corporate Secretary

Date: August 29, 2023